Exhibit 99.1

PRESS RELEASE

Rambus Completes Acquisition of the Verimatrix Silicon IP, Secure Protocols and Provisioning Business

Creates industry’s most comprehensive portfolio of silicon-proven security IP

SUNNYVALE, Calif. – Dec. 8, 2019 – Rambus Inc. (NASDAQ: RMBS), a premier silicon IP and chip provider making data faster and safer, today announced the completed acquisition of the silicon IP, secure protocols and provisioning business from Verimatrix, formerly Inside Secure, for $45 million at closing, and up to an additional $20 million, subject to certain revenue targets for the transferred business for the calendar year 2020. The combined portfolio of products, including the secure silicon IP and provisioning solutions from both companies, creates the most comprehensive silicon-proven security IP portfolio in the industry.

“This acquisition is a natural fit for the company in line with our areas of focus in semiconductor,” said Luc Seraphin, president and CEO of Rambus. “The addition of this business from Verimatrix augments our portfolio of mission-critical embedded security products and expands our offerings for data center, AI, networking and automotive.”

Although this transaction will not materially impact 2019 financial results due to the timing of close and acquisition accounting, Rambus expects this acquisition to be accretive in 2020.

For more information, visit rambus.com/insidesecure.

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About Rambus Inc.

Rambus is a premier silicon IP and chip provider that makes data faster and safer. With 30 years of innovation, we continue to develop the foundational technology for all modern computing systems. Leveraging our semiconductor expertise, Rambus solutions speed performance, expand capacity and improve security for today’s most demanding applications. From data center and edge to artificial intelligence and automotive, our interface and security IP, and memory interface chips enable SoC and system designers to deliver their vision of the future. For more information, visit rambus.com.

Source: Rambus Inc.

Press Contact:

Cori Pasinetti

Rambus Corporate Communications

t: (408) 462-8306

cpasinetti@rambus.com

Forward-looking statements

Information set forth in this press release, including statements as to Rambus’ outlook and statements as to the expected timing, completion and effects of the acquisition, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

These statements are based on various assumptions and the current expectations of the management of Rambus and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, or what effect they will have on the operations or financial condition of Rambus. Forward-looking statements included herein are made as of the date hereof, and Rambus undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by federal securities laws.

Major risks, uncertainties and assumptions include, but are not limited to: the expected benefits and costs of the transaction; management’s plans relating to the transaction; statements of the plans, strategies and objectives of Rambus for future operations; any statements regarding anticipated operational and financial results; any statements of expectation or belief; the risk that disruptions from the transaction will harm Rambus’ business; other factors described under “Risk Factors” in Rambus’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; and any statements of assumptions underlying any of the foregoing. It is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

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